Exhibit 99.3

COMMERCIAL BANCGROUP, INC. ANNOUNCES QUARTERLY CASH DIVIDEND AND

SHARE REPURCHASE PROGRAM

HARROGATE, TN (April 27, 2026) – Commercial Bancgroup, Inc. (“Commercial”) (NASDAQ:CBK), the parent company for Commercial Bank, announced today that on April 27, 2026, the board of directors of Commercial (the “Board”) declared a quarterly cash dividend of $0.10 per share of Commercial common stock payable on June 30, 2026, to shareholders of record as of the close of business on June 15, 2026.

Commercial also announced that the Board authorized a stock repurchase plan (the “2026 Repurchase Program”) pursuant to which Commercial may repurchase, from time to time, up to an aggregate of $10 million of its outstanding common stock. The 2026 Repurchase Program will expire on April 30, 2027, unless extended by the Board.

“This stock repurchase authorization highlights our confidence in Commercial’s business and our outlook for continued growth,” stated Terry L. Lee, Commercial’s President and CEO. “We believe the stock repurchase plan is a solid investment for our shareholders and provides us with the opportunity to leverage our strong financial position to improve our earnings per share.”

Repurchases under the 2026 Repurchase Program may be effected from time to time in the open market, in privately negotiated transactions, or otherwise in compliance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in each case subject to applicable regulatory requirements and other factors that may be considered by Commercial in its sole discretion. Repurchases may also be made pursuant to a trading plan under Rule 10b5-1 of the Exchange Act, which would permit shares to be repurchased when Commercial might otherwise be precluded from doing so because of self-imposed trading blackout periods or other regulatory restrictions.

Commercial intends to fund the 2026 Repurchase Program with a combination of cash on hand and cash generated from ongoing operations, and repurchased shares will be become authorized but unissued shares. The 2026 Repurchase Program does not obligate Commercial to repurchase any particular amount of common stock and may be extended, modified, amended, suspended, or discontinued by the Board at any time. There can be no guarantee as to the exact number or value of shares that will be repurchased by Commercial. The timing and amount of share repurchases under the 2026 Repurchase Program will depend on a number of factors, including Commercial’s stock price performance, ongoing capital planning considerations, general market conditions, and applicable legal requirements.

About Commercial Bancgroup, Inc.

Commercial Bancgroup, Inc. is a bank holding company headquartered in Harrogate, Tennessee. Through our wholly owned subsidiary, Commercial Bank, a Tennessee state-chartered bank, we offer a suite of traditional consumer and commercial banking products and services to businesses and individuals in select markets in Kentucky, North Carolina, and Tennessee. More information about Commercial Bancgroup, Inc. can be found on its website at ir.cbtn.com.

Contacts

Philip J. Metheny
Sr. Executive Vice President, Chief Financial Officer
Commercial Bancgroup, Inc.
ir@cbtn.com
423-869-5151

Roger Mobley
Executive Vice President, Chief Financial Officer
Commercial Bank
ir@cbtn.com
704-648-0185

Source

Commercial Bancgroup, Inc.

Forward-Looking Statements

This press release contains statements that constitute “forward-looking statements” within the meaning of the U.S. federal securities laws. The statements in this press release that are not purely historical facts, including statements relating to Commercial’s continued growth, the benefits of and opportunities afforded by the 2026 Repurchase Program, the terms, timing, logistics, conditions, and utilization of the 2026 Repurchase Program, and the manner in which Commercial intends to fund stock repurchases under the 2026 Repurchase Program, are forward-looking statements. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other variations or comparable terminology and expressions. You should not place undue reliance on these forward-looking statements as actual future results may differ materially from those expressed or implied by any forward-looking statement. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in any forward-looking statements, including but not limited to: (1) business and economic conditions nationally, regionally and in our target markets, particularly in Kentucky, North Carolina and Tennessee and the particular geographic areas in which we operate; (2) the level of, or changes in the level of, interest rates and inflation, including the effects thereof on our earnings and financial condition and the market value of our investment securities and loan portfolios; (3) the concentration of our loan portfolio in real estate loans and changes in the prices, values and sales volumes of commercial and residential real estate; (4) the concentration of our business within our geographic areas of operation in Kentucky, North Carolina and Tennessee and neighboring markets; (5) credit and lending risks associated with our commercial real estate, commercial, and construction and land development loan portfolios; (6) risks associated with our focus on lending to small and medium-sized businesses; (7) our ability to maintain important deposit customer relationships, maintain our reputation or otherwise avoid liquidity risks; (8) changes in demand for our products and services; (9) the failure of assumptions and estimates underlying the establishment of allowances for possible credit losses and other asset impairments, losses, valuations of assets and liabilities and other estimates; (10) the sufficiency of our capital, including sources of such capital and the extent to which capital may be used or required; (11) our inability to maintain a “satisfactory” rating under the Community Reinvestment Act; (12) the risk that our cost of funding could increase in the event we are unable to continue to attract stable, low-cost deposits and reduce our cost of deposits; (13) our inability to raise necessary capital to fund our growth strategy and operations or to meet increased required minimum regulatory capital levels; (14) our ability to execute and prudently manage our growth and execute our business strategy, including expansionary activities; (15) the composition of and changes in our management team and our ability to attract, incentivize and retain key personnel; (16) the effects of competition from a wide variety of local, regional, national and other providers of financial, investment, trust and other wealth management services and insurance services, including the disruptive effects of financial technology and other competitors who are not subject to the same regulations as Commercial and Commercial Bank; (17) the deterioration of our asset quality or the value of collateral securing loans; (18) changes in accounting standards; (19) the effectiveness of our risk management framework, including internal controls; (20) severe weather, natural disasters, pandemics, epidemics, acts of war, terrorism, or other external events, such as the transition risk associated with climate change, and other matters beyond our control; (21) changes in technology or products that may be more difficult, more costly, or less effective than anticipated; (22) the risks of acquisitions and other expansionary activities, including without limitation our ability to identify and consummate transactions with potential future acquisition candidates, the time and costs associated with pursuing such transactions, our ability to successfully integrate operations as part of such transactions and our ability, and possible failures, to achieve expected gains, revenue growth, expense savings and/or other synergies from such transactions; (23) our ability to maintain our historical rate of growth; (24) failure to keep pace with technological change or difficulties when implementing new technologies; (25) systems failures or interruptions involving our risk management framework, our information technology and telecommunications systems or third-party service providers; (26) our ability to identify and address unauthorized data access, cyber-crime and other threats to data security and customer privacy; (27) our compliance with governmental and regulatory requirements, including the Bank Holding Company Act of 1956, as amended, and other laws relating to banking, consumer protection, securities and tax matters, and our ability to maintain licenses required in connection with mortgage origination, sale and servicing operations; (28) compliance with the Bank Secrecy Act of 1970, Office of Foreign Assets Control rules and anti-money laundering laws and regulations; (29) governmental monetary and fiscal policies; (30) changes in laws, rules, or regulations, or interpretations thereof, or policies relating to financial institutions or accounting, tax, trade, monetary or fiscal matters; (31) our ability to receive dividends from Commercial Bank and satisfy our obligations as they become due; (32) the institution and outcome of litigation and other legal proceedings against us or to which we become subject; (33) the limited experience of our management team in managing and operating a public company; (34) the incremental costs of operating as a public company; (35) our ability to meet our obligations as a public company, including our obligations under Section 404 of the Sarbanes-Oxley Act of 2002; and (36) other risks and factors described under the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, or in any of Commercial’s subsequent filings with the U.S. Securities and Exchange Commission. Commercial undertakes no obligation to update these forward-looking statements, as a result of changes in assumptions, new information, or otherwise, after the date of this press release, except as required by law.

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